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                                                               EXHIBIT NO. 23.01



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 20, 1999, incorporated by reference in Kennametal Inc.'s Form 10-K for the year ended June 30, 1999, and all references to our firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP
                                                         -----------------------
                                                         Arthur Andersen LLP

Pittsburgh, Pennsylvania
February 9, 2000